UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/21/2007

Technitrol, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-05375

PA	23-1292472
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1210 Northbrook Drive, Suite 470, Trevose, PA 19053
(Address of principal executive offices, including zip code)

(215) 355-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 21, 2007, John L. Kowalski announced that he plans to retire in March 2008, shortly after reaching his 64th birthday, to relocate back to the Philadelphia area in order to spend more time with his extended family. Mr. Kowalski currently serves as Senior Vice President of Technitrol and Chief Executive Officer of Pulse. Upon his retirement, Mr. Kowalski's duties at Pulse will be assumed by Alan Benjamin, currently Chief Operating Officer of Pulse.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technitrol, Inc.

Date: September 27, 2007	By:	/s/ James M. Papada, III
James M. Papada, III
Chairman, President & CEO